Federated Emerging Markets Equity Fund (“Fund”) (formerly, Federated Global Equity Fund) – Institutional Shares (“Class”) Portfolio of Federated Equity Funds
This Rule 497(c) filing is submitted for the sole purpose of submitting the XBRL Interactive Data File exhibits for the revised Risk/Return Summary of the above-named Fund and Class. This Interactive Data File relates to, and incorporates by reference, the revised form of the Prospectus for the Fund and Class filed pursuant to Rule 497(c) on July 22, 2014, Accession No. 0001318148-14-001206. The exhibits filed herewith do not constitute the complete publicly filed disclosure for the Fund and its Class, and should be used in conjunction with the complete prospectus for the Fund and its Class, as revised.

Exhibit List for Interactive Data File Submissions.

EX-101.INS	INSTANCE
EX-101.SCH	SCHEMA
EX-101.CAL	CALCULATION LINKBASE
EX-101.DEF	DEFINITION LINKBASE
EX-101.LAB	LABEL LINKBASE
EX-101.PRE	PRESENTATION LINKBASE